Exhibit 99.4

                          CERTIFICATION PURSUANT TO
          SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Vice President and Chief Financial Officer of VSE Corporation (the "company"), does hereby certify that to the best of the undersigned's knowledge:


      1) the company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the company's Report fairly presents, in all material respects, the financial condition and results of operations of the company.


Dated: July 29, 2003                     /s/ T. R. Loftus
                                         ___________________________
                                         T. R. Loftus
                                         Senior Vice President and
                                         Chief Financial Officer
                                         (Principal Accounting Officer)



A signed original of this written statement required by Section 906 has been provided to VSE Corporation and will be retained by VSE Corporation and furnished to the Securities and Exchange Commission or its staff upon request.